FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 14, 2009 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 2006 (as amended by the First Amendment, Consent and Waiver dated as of October 10, 2007, the Second Amendment to Credit Agreement dated as of May 12, 2008, the letter agreement dated September 18, 2008, and the Third Amendment to Credit Agreement dated as of October 24, 2008, collectively, the “Existing Credit Agreement”), among BROOKDALE SENIOR LIVING INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities parties to the Existing Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P., LASALLE BANK NATIONAL ASSOCIATION and BANC OF AMERICA SECURITIES LLC, as co-arrangers (in such capacity, the “Co-Arrangers”), LASALLE BANK NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), GOLDMAN SACHS CREDIT PARTNERS L.P. and CITICORP NORTH AMERICA, INC., as co-documentation agents (in such capacity, the “Co-Documentation Agents”), and BANK OF AMERICA, N.A., as administrative agent under the Existing Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Existing Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.           Defined Terms.  Unless otherwise noted herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.  The term “Amended Credit Agreement” means the Existing Credit Agreement, as amended hereby.

2.            Amendments to Section 7.2.  Section 7.2 of the Existing Credit Agreement is hereby amended as follows:

(a)           Section 7.2(k) is hereby deleted and replaced with the following:

“(k)           additional unsecured Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and its Subsidiaries) not to exceed $55,000,000 at any one time outstanding; and”

(b)           A new Section 7.2(l) is hereby added at the end of Section 7.2, which shall readas follows:

“(l)           up to $6,000,000 of additional Indebtedness for standby letters of credit.”

3.            Amendment to Section 7.3.  Section 7.3 of the Existing Credit Agreement is hereby amended by (i) deleting the period at the end of Section 7.3(n) and substituting in lieu thereof the word “; and” and (ii) inserting the following new paragraph (o) in the appropriate alphabetical order:

“(o)           Liens in the form of up to $3,000,000 of cash collateral to secure the Indebtedness permitted by Section 7.2(l).”

4.           Conditions to Effectiveness.  This Amendment shall become effective upon the date (the “Fourth Amendment Effective Date”) on which all of the conditions set forth in this Section have been satisfied.

(a)           Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders.

5.           Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that as of the Fourth Amendment Effective Date (before and after giving effect to this Amendment):

(a)           Each Loan Party has the requisite power and authority to make, deliver and perform this Amendment.

(b)           Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.  This Amendment has been duly executed and delivered on behalf of each Loan Party that is a party hereto.  This Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)           The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

(d)           Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date, unless such representation or warranty is qualified by “materiality” or “Material Adverse Effect” or similar language, in which case, such representation or warranty is true and correct in all respects as of the Fourth Amendment Effective Date (except that, in either case, any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).

(e)           The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Fourth Amendment Effective Date.

(f)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

6.           Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby (including, without limitation, the reasonable fees and disbursements of counsel).

7.           Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Existing Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

8.           Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.           Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

10.           Binding Effect.  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

11.           Headings, etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

12.           Reaffirmation of Guaranty and Pledge.  The Borrower and each Subsidiary Guarantor hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Pledge Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	BROOKDALE SENIOR LIVING INC.

	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President

SUBSIDIARY GUARANTORS:	BROOKDALE LIVING COMMUNITIES, INC.

	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President

AMERICAN RETIREMENT CORPORATION

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

FEBC-ALT INVESTORS LLC

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

FEBC-ALT HOLDINGS INC.

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

ALTERRA HEALTHCARE CORPORATION

By:	/s/ T. Andrew Smith
	Name:	T. Andrew Smith
	Title:	Executive Vice President

ADMINISTRATIVE AGENT
AND LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent
and as a Lender

	By:	/s/ Zubin R. Shroff
		Name:	Zubin R. Shroff
		Title:	Vice President

FORTRESS CREDIT OPPORTUNITIES I LP,
as a Lender

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT FUNDING I LP,
as a Lender

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT FUNDING III LP,
as a Lender

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President